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          T. ROWE PRICE
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          ------------- Financial Services Fund, Inc.

          Supplement to prospectus dated May 1, 1997
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          Effective October 21, 1997, the paragraph entitled Portfolio
          Management on page 15 of the prospectus will be replaced with the following:

          The fund has an Investment Advisory Committee comprising the following members: Larry J. Puglia, Chairman, Anna M. Dopkin, Robert N. Gensler, and Robert W. Sharps. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Puglia has been a member of the fund's committee since its inception and was appointed chairman in October 1997. He joined T. Rowe Price in 1990 and has been managing investments since 1993.

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          The date of this supplement is October 29, 1997.
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          F17-041 10/29/97